UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2011

REDDY ICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32596	56-2381368
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

8750 North Central Expressway, Suite 1800

Dallas, Texas  75231

(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 526-6740

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

On December 28, 2011 Reddy Ice Holdings, Inc. (“Reddy Ice” or the “Company”) announced that its common stock would be quoted on the OTCQB™ Marketplace (“OTCQB”) beginning Thursday, December 29, 2011. Trading of the Company’s common stock on the NYSE and the Company’s trading symbol “FRZ” were discontinued as of the close of the market on December 28, 2011. Effective Thursday, December 29, 2011, the Company’s stock was quoted on the OTCQB under the symbol “RDDY.” The OTCQB is a market tier for over-the-counter-traded companies that are registered and reporting with the Securities and Exchange Commission (“SEC”).

The Company’s press release is contained in Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)  Exhibits.

99.1†                                        Press Release, dated December 28, 2011.

†                                                             Filed herewith.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 4, 2012

REDDY ICE HOLDINGS, INC.

	By:	/s/ Steven J. Janusek
		Name:	Steven J. Janusek
		Title:	Chief Financial and Accounting Officer

3